Exhibit 99.1

MSG KNICKERBOCKERS CORP.

(FORMERLY MADISON SQUARE GARDEN SPORTS CORP.)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(Dollars in thousands)

On October 26, 2026, MSG Knickerbockers Corp., formerly Madison Square Garden Sports Corp. (the “Registrant”), distributed all of the outstanding common stock of MSG Rangers Corp., formerly MSGS Spinco, Inc. (“MSGR”), to its stockholders (the “Distribution”). The Registrant contributed to MSGR the Registrant’s subsidiaries that hold all of the interests in the New York Rangers business previously owned and operated by the Registrant. Subsequent to the Distribution, the Registrant will no longer consolidate the financial results of MSGR for the purpose of its own financial reporting. MSGR is now a New York Stock Exchange listed public company under the symbol “MSGR.” After the date of the Distribution, the historical financial results of MSGR will be reflected in the Registrant’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented through the Distribution date, effective with the filing with the U.S. Securities and Exchange Commission (the “SEC”) of the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2026.

The accompanying unaudited pro forma consolidated financial information reflects certain known impacts of the Distribution and the separation of MSGR from the Registrant. The unaudited pro forma consolidated statements of operations present MSGR as discontinued operations for the years ended June 30, 2026, 2025 and 2024, respectively, in a manner consistent with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 205-20, Discontinued Operations, as if the Distribution occurred on July 1, 2023. In addition, the unaudited pro forma consolidated statements of operations for the year ended June 30, 2026 reflect certain adjustments that are incremental to those related to the Distribution discussed above, as if the other transactions described herein occurred on July 1, 2025. The unaudited pro forma consolidated balance sheet as of June 30, 2026 reflects adjustments related to the Distribution, as well as certain adjustments that are incremental to those related to the Distribution discussed above, as if the other transactions described herein occurred on June 30, 2026. All adjustments shown on the unaudited pro forma consolidated financial information are transaction accounting adjustments.

The unaudited pro forma consolidated financial information has been derived from the Registrant’s historical consolidated financial statements and reflects certain assumptions and adjustments that management believes are reasonable under the circumstances and given the information available at this time. This unaudited pro forma consolidated financial information reflects other adjustments that, in the opinion of management, are necessary to state fairly the pro forma financial position and results of the operations as of and for the periods indicated. The unaudited pro forma consolidated financial information is provided for illustrative and informational purposes only and is not intended to represent or be indicative of what the Registrant’s financial condition or results of operations would have been had the Registrant operated historically as an independent organization from MSGR or if the Distribution had occurred on the dates indicated. The unaudited pro forma consolidated financial information also should not be considered representative of the Registrant’s future consolidated financial position or consolidated results of operations. The unaudited pro forma consolidated financial information should be read in conjunction with the Registrant’s historical consolidated financial statements and accompanying notes.

The unaudited pro forma consolidated financial information has been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated financial information:

Historical

This column represents the Registrant’s historical financial position as of June 30, 2026 and historical results of operations for the years ended June 30, 2026, 2025 and 2024 prior to any adjustments for the Distribution and pro forma adjustments described under the headings “Distribution of MSGR” and “Transaction Accounting Adjustments” below.

Distribution of MSGR

This column represents the elimination of the historical assets and liabilities and results of operations of MSGR from the Registrant’s historical consolidated balance sheet as of June 30, 2026 and statements of operations for the years ended June 30, 2026, 2025, and 2024, respectively. Amounts in this column for the statement of operations for the year ended June 30, 2026 also include transaction costs directly attributable to the Distribution. Amounts in this column will be reflected in the Registrant’s consolidated financial statements as discontinued operations in the Registrant’s filings with the SEC subsequent to the Distribution.

Pro Forma Continuing Operations

This column represents the Registrant’s historical results of operations after the adjustments made to reflect the transactions associated with the Distribution that qualify as discontinued operations under GAAP. Note that amounts in this column include certain general corporate overhead costs that do not meet the criteria for discontinued operations presentation and thus will be presented in future filings as part of the Registrant’s continuing operations. However, the Registrant expects that a significant portion of these expenses will no longer be incurred by the Registrant subsequent to the Distribution.

Transaction Accounting Adjustments

This column represents the impacts of the Distribution and related transactions based on available information and assumptions that the Registrant’s management believes are reasonable. The Transaction Accounting Adjustments represent the Registrant’s current best estimates and may differ materially from those that will be calculated to report MSGR as discontinued operations in the Registrant’s future filings.

MSG KNICKERBOCKERS CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JUNE 30, 2026

(Dollars in thousands, except per share data)

	(1) Historical (a)	(2) Distribution of MSGR (b)	(1) - (2) = (3) Pro Forma Continuing Operations (c)	(4) Transaction Accounting Adjustments	Notes	(3) + (4) = (5) Pro Forma
Revenues	$1,153,822	$337,270	$816,552	$—		$816,552
Operating expenses:
Direct operating expenses	833,702	264,846	568,856	(794)	(d)	573,361
				5,299	(e)
Selling, general and administrative expenses	285,995	55,304	230,691	(42,667)	(d)	189,934
				1,910	(f)
Depreciation and amortization	3,179	2,348	831	—		831
Restructuring charges	2,078	750	1,328	—		1,328

Operating income	28,868	14,022	14,846	36,252		51,098
Other income (expense):
Interest income	2,939	37	2,902	—		2,902
Interest expense	(21,085)	(3,528)	(17,557)	—		(17,557)
Miscellaneous income (expense), net	7,261	—	7,261	—		7,261

	(10,885)	(3,491)	(7,394)	—		(7,394)

Income (loss) before income taxes	17,983	10,531	7,452	36,252		43,704
Income tax expense	(10,224)	(4,716)	(5,508)	(11,862)	(g)	(17,370)

Net income (loss)	$7,759	$5,815	$1,944	$24,390		$26,334

Basic earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$0.32				(h)	$1.09
Diluted earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$0.32				(h)	$1.09
Weighted-average number of common shares outstanding:
Basic	24,154				(h)	24,154
Diluted	24,252				(h)	24,252

MSG KNICKERBOCKERS CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JUNE 30, 2025

(Dollars in thousands, except per share data)

	(1) Historical (a)	(2) Distribution of MSGR (b)	(1) - (2) = (3) Pro Forma Continuing Operations (c)
Revenues	$1,039,220	$332,016	$707,204
Operating expenses:
Direct operating expenses	755,118	259,112	496,006
Selling, general and administrative expenses	266,076	51,302	214,774
Depreciation and amortization	3,218	2,461	757

Operating income	14,808	19,141	(4,333)
Other income (expense):
Interest income	4,034	63	3,971
Interest expense	(21,652)	(4,014)	(17,638)
Miscellaneous income (expense), net	(14,462)	—	(14,462)

	(32,080)	(3,951)	(28,129)

Income (loss) before income taxes	(17,272)	15,190	(32,462)
Income tax (expense) benefit	(5,166)	(6,504)	1,338

Net income (loss)	$(22,438)	$8,686	$(31,124)

Basic earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$(0.93)		$(1.29)	(h	)
Diluted earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$(0.93)		$(1.29)	(h	)
Weighted-average number of common shares outstanding:
Basic	24,089		24,089	(h	)
Diluted	24,089		24,089	(h	)

MSG KNICKERBOCKERS CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JUNE 30, 2024

(Dollars in thousands, except per share data)

	(1) Historical (a)	(2) Distribution of MSGR (b)	(1) - (2) = (3) Pro Forma Continuing Operations (c)
Revenues	$1,027,149	$401,532	$625,617
Operating expenses:
Direct operating expenses	616,514	270,207	346,307
Selling, general and administrative expenses	261,433	56,476	204,957
Depreciation and amortization	3,164	2,514	650

Operating income	146,038	72,335	73,703
Other income (expense):
Interest income	2,787	86	2,701
Interest expense	(27,589)	(8,223)	(19,366)
Miscellaneous income (expense), net	(15,568)	—	(15,568)

	(40,370)	(8,137)	(32,233)

Income (loss) before income taxes	105,668	64,198	41,470
Income tax expense	(46,897)	(23,129)	(23,768)

Net income (loss)	$58,771	$41,069	$17,702

Basic earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$2.45		$0.74	(h	)
Diluted earnings (loss) per common share attributable to MSG Knickerbockers Corp.’s stockholders	$2.44		$0.73	(h	)
Weighted-average number of common shares outstanding:
Basic	24,011		24,011	(h	)
Diluted	24,096		24,096	(h	)

MSG KNICKERBOCKERS CORP.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(Dollars in thousands)

	(1) Historical (a)	(2) Distribution of MSGR (i)	(1) - (2) = (3) Pro Forma Continuing Operations (c)	(4) Transaction Accounting Adjustments	Notes	(3) + (4) = (5) Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$164,511	$160	$164,351	$(19,095)	(j)	$145,256
Accounts receivable, net	52,184	9,033	43,151	—		43,151
Net related party receivables	36,103	13,399	22,704	—		22,704
Prepaid expenses	43,104	33,410	9,694	—		9,694
Other current assets	27,388	13,430	13,958	—		13,958

Total current assets	323,290	69,432	253,858	(19,095)		234,763
Property and equipment, net	27,163	22,944	4,219	—		4,219
Right-of-use lease assets	740,576	266,802	473,774	17,659	(e)	491,433
Indefinite-lived intangible assets	103,644	20,378	83,266	—		83,266
Goodwill	226,523	57,624	168,899	—		168,899
Investments	65,618	—	65,618	—		65,618
Deferred tax assets, net	28,773	28,773	—	—		—
Other assets	22,065	19,685	2,380	—		2,380

Total assets	$1,537,652	$485,638	$1,052,014	$(1,436)		$1,050,578

MSG KNICKERBOCKERS CORP.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)

AS OF JUNE 30, 2026

(Dollars in thousands)

			(1) - (2) = (3)	(4)
	(1) Historical (a)	(2) Distribution of MSGR (i)	Pro Forma Continuing Operations (c)	Transaction Accounting Adjustments	Notes	(3) + (4) = (5) Pro Forma
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$18,411	$1,703	$16,708	$8,554	(k)	$25,262
Net related party payables	4,964	47	4,917	—		4,917
Debt	16,500	16,500	—	—		—
Accrued liabilities:
Employee-related costs	159,940	18,258	141,682	—		141,682
League-related accruals	209,926	87,250	122,676	—		122,676
Other accrued liabilities	9,444	1,166	8,278	—		8,278
Operating lease liabilities, current	57,834	19,288	38,546	1,944	(e)	40,490
Deferred revenue	165,416	75,143	90,273	—		90,273

Total current liabilities	642,435	219,355	423,080	10,498		433,578
Long-term debt	242,000	—	242,000	—		242,000
Operating lease liabilities, noncurrent	843,975	312,309	531,666	15,715	(e)	547,381
Other employee-related costs	71,984	18,347	53,637	—		53,637
Deferred tax liabilities, net	—	(1,993)	1,993	—		1,993
Deferred revenue, noncurrent	554	205	349	—		349

Total liabilities	1,800,948	548,223	1,252,725	26,213		1,278,938

Commitments and contingencies
MSG Knickerbockers Corp. Stockholders’ Equity:			—	—
Class A Common Stock	204	—	204	—		204
Class B Common Stock	45	—	45	—		45
Preferred stock	—	—	—	—		—
Additional paid-in capital	17,090	—	17,090	—		17,090
Treasury stock	(149,858)	—	(149,858)	—		(149,858)
Accumulated deficit	(129,861)	(62,585)	(67,276)	(27,649)	(j), (k)	(94,925)
Accumulated other comprehensive loss	(916)	—	(916)	—		(916)

Total equity	(263,296)	(62,585)	(200,711)	(27,649)		(228,360)

Total liabilities and equity	$1,537,652	$485,638	$1,052,014	$(1,436)		$1,050,578

MSG KNICKERBOCKERS CORP.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(Dollars in thousands)

(a)

Represents the Registrant’s historical statements of operations for the years ended June 30, 2026, 2025 and 2024 and historical consolidated balance sheet as of June 30, 2026, prior to any adjustments for the Distribution and other pro forma adjustments described below.

(b)	Represents the results of operations of MSGR for the years ended June 30, 2026, 2025 and 2024 that qualify as discontinued operations under GAAP.

Amounts in this column for the year ended June 30, 2026 also include $3,754 of transaction costs, recorded within selling, general, and administrative expenses, related to the Distribution and incurred by the Registrant during this period, primarily related to accounting, legal and financial advisory fees. Such costs qualify for presentation within discontinued operations under ASC 205-20.

The income tax expense or benefit attributable to continuing and discontinued operations has been determined using the “with-and-without method.” In accordance with ASC 740, Income Taxes, tax effects due to changes in tax laws or rates are included in income tax (expense) benefit attributable to continuing operations.

(c)

Represents the Registrant’s historical results of operations, adjusted to reflect transactions associated with the Distribution that qualify as discontinued operations. Amounts in this column include certain general corporate overhead costs that do not meet the criteria for discontinued operations presentation and thus will be presented in future filings as part of the Registrant’s continuing operations. However, the Registrant expects that a significant portion of these expenses will no longer be incurred by the Registrant subsequent to the Distribution, as reflected in the various pro forma adjustments below.

(d)

Reflects the net impact of the Transition Services Agreement (“TSA”) entered into in connection with the Distribution and the net impact of employment agreements, as further described in Item 5.02 of this Form 8-K, entered into in connection with the Distribution. Pro forma results from continuing operations of the Registrant include general corporate overhead costs that were historically recorded as the Registrant’s direct operating expenses and selling, general and administrative expenses and do not qualify for discontinued operations presentation under GAAP. Subsequent to the Distribution, the Registrant has agreed to provide certain corporate and other services to MSGR, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. MSGR has similarly agreed to provide certain transition services to the Registrant. Cost recoveries and costs for transition services will be presented as a component of direct operating expenses or selling, general and administrative expenses, as applicable.

The table below reflects the components of this pro forma adjustment for the year ended June 30, 2026:

For the Year Ended June 30, 2026
Net direct operating expense cost recoveries from MSGR pursuant to the TSA	$794

Net decrease in direct operating expenses	$794

Net selling, general and administrative cost recoveries from MSGR pursuant to the TSA	$28,146
Net decrease in selling, general and administrative expenses pursuant to employment agreements entered in connection with the Distribution	14,521

Net decrease in selling, general and administrative expenses	$42,667

(e)

Reflects the impact of the Madison Square Garden Training Center Lease (the “Training Center Lease Agreement”) entered into in connection with the Distribution. After the Distribution, MSGR owns the Madison Square Garden Training Center and leases a portion of the Madison Square Garden Training Center to the Registrant pursuant to the Training Center Lease Agreement. As a result of the Training Center Lease Agreement, the Registrant will begin recognizing operating lease expense, as well as a related right-of-use (“ROU”) asset and corresponding operating lease liability. In addition, the Registrant will pay certain variable operating expenses pursuant to the terms of the Training Center Lease Agreement. As such, the following adjustments were recorded in the unaudited pro forma consolidated balance sheet as of June 30, 2026:

As of June 30, 2026
Right-of-use lease assets	$17,659
Operating lease liabilities, current	1,944
Operating lease liabilities, noncurrent	15,715

MSG KNICKERBOCKERS CORP.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(Dollars in thousands)

Additionally, the following adjustments were recorded in the unaudited pro forma consolidated statement of operations for the year ended June 30, 2026 to reflect the impacts of the Training Center Lease Agreement:

For the Year Ended June 30, 2026
Increase in operating lease expense	$2,293
Increase in direct operating expenses pursuant to Training Center Lease Agreement	3,006

Net increase in direct operating expenses	$5,299

(f)

Reflects the impact of the Group Ticket Sales Services Agreement entered into with MSGR in connection with the Distribution pursuant to which MSGR will be appointed the sales and service representative to sell group tickets related to the Registrant’s events in exchange for a commission. An adjustment of $1,910 was recorded to reflect commission expense based on group tickets sold during the fiscal year ended June 30, 2026 in the unaudited pro forma consolidated statement of operations for the year ended June 30, 2026.

(g)

The income tax effects of the pro forma adjustments in the amount of $11,862 are recorded at the applicable federal and state statutory tax rate for the fiscal year ended June 30, 2026. This resulted in an overall tax expense of $17,370 for the fiscal year ended June 30, 2026 in the unaudited pro forma consolidated statement of operations for the year ended June 30, 2026.

(h)

Pro forma earnings per share and pro forma weighted-average basic shares outstanding are based on the number of shares outstanding had the Distribution taken place during the periods presented. Pro forma diluted weighted-average shares outstanding reflect dilution from the assumed vesting of restricted stock units issued by the Registrant, as well as the exercise of stock options granted by the Registrant.

Potentially dilutive common shares were excluded from the calculation of diluted earnings per share for the year ended June 30, 2025 as their inclusion would have been anti-dilutive.

(i)	Represents the elimination of the historical assets and liabilities of MSGR from the Registrant’s consolidated balance sheet as of June 30, 2026.

(j)	Reflects the net cash of $19,095 that the Registrant contributed to MSGR in connection with the Distribution.

(k)

Subsequent to June 30, 2026 and through the date of the Distribution, the Registrant has incurred additional non-recurring costs of approximately $8,554 to complete the Distribution. These costs primarily relate to accounting, legal and financial advisory fees associated with separation activities and will qualify for presentation within discontinued operations under ASC 205-20.